MANAGERS AMG FUNDS

TIMESSQUARE SMALL CAP GROWTH FUND

Supplement dated June 12, 2006

to the Prospectus dated May 1, 2006

The following information supplements and supersedes any information to the contrary relating to the TimesSquare Small Cap Growth Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus dated May 1, 2006 (the “Prospectus”).

Effective immediately, the first full paragraph on the front cover page of the Prospectus and the paragraph under the title “Fund Closure” on page 13 of the Prospectus are each deleted and replaced by the following:

The Fund is closed to certain new investors as described below. Shareholders who currently own shares of the Fund may continue to purchase additional shares of the Fund in their existing accounts. Financial advisors, institutions, intermediaries and other platforms that have existing accounts or client assets in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing intermediary account as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE